SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION

OF

EVERGREEN VARIABLE ANNUITY FUNDS

I.              Evergreen VA High Income Fund (the “Fund”)

                Effective March 1, 2007, Andrew Cestone is added as a portfolio manager of the Fund. Effective July 2, 2007, Andrew Cestone will be the lead portfolio manager of the Fund and Gary Pzegeo will no longer manage the Fund. In accordance with these changes, the section entitled “PORTFOLIO MANAGERS” in Part II of the Fund’s Statement of Additional Information is revised to add the following information under the sub-headings indicated.

                Under "Other Funds and Accounts Managed," the table below provides information about the registered investment companies, other pooled investment vehicles and other accounts managed by the portfolio manager is revised to reflect the following information as of February 1, 2007:

Portfolio Manager		(Assets in thousands)
Andrew Cestone	Assets of registered investment companies managed

Evergreen Diversified Bond Fund[1,2]............................................................

Evergreen High Yield Bond Fund[1]................................................................

Evergreen Select High Yield Bond Fund[1].....................................................

Evergreen VA High Income Fund[1]...............................................................

		$351,337 $687,606 $203,573 $38,434
	TOTAL........................................................................................................	$1,280,950
	Those subject to performance fee................................................................	0
	Number of other pooled investment vehicles managed.......................................	0
	Assets of other pooled investment vehicles managed..................................	$0
	Number of those subject to performance fee...............................................	0
	Assets of those subject to performance fee	$0
	Number of other accounts managed....................................................................	0
	Assets of other accounts managed...............................................................	$0
	Number of those subject to performance fee...............................................	0

(1)  As of February 1, 2007, the assets of Evergreen High Yield Bond Fund, Evergreen Select High Yield Bond Fund and Evergreen VA High Income Fund were managed by Gary Pzegeo, and the assets of Evergreen Diversified Bond Fund were managed by Gary Pzegeo and Noel McElreath.  As of March 1, 2007, Mr. Cestone has been added as a portfolio manager of Evergreen Diversified Bond Fund, Evergreen High Yield Bond Fund, Evergreen Select High Yield Bond Fund and Evergreen VA High Income Fund, respectively.

(2)The High Yield Team is not fully responsible for the management of the entire Evergreen Diversified Bond Fund.  As of February 1, 2007, they were responsible only for approximately $26.8 million of the $351.3 million in assets in this fund.

Under "Compensation," the table which lists the investment performance benchmarks by which each portfolio manager’s bonus is determined is updated with the following information:

Portfolio Manager

Andrew Cestone................................	Callan High Yield Lipper High Yield Lipper Multi Sector Income

                Under "Fund Holdings," the table which presents the dollar range of investment each portfolio manager beneficially holds in each Fund he or she manages as well as the dollar range of total exposure to the Evergreen family of funds (including both open-end and closed-end funds) is amended to reflect that Mr. Cestone has no holdings in either category as of the date of this supplement.

March 1, 2007	578834 (3/07)